SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): September 30, 2004

  CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of September 1, 2004, providing for the issuance of the CWABS, INC.,
                       Asset-Backed Certificates, Series
                                   2004-10).
                                  CWABS, INC.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                  333-109272            95-4596514
  ---------------------------        ----------            ----------
 (State or other jurisdiction       (Commission         (I.R.S. Employer
       of incorporation)            File Number)        Identification No.)

       4500 Park Granada
     Calabasas, California                                   91302
     ---------------------                                  -------
     (Address of principal                                 (Zip Code)
      executive offices)
       Registrant's telephone number, including area code (818) 225-3237
                                                           -------------
-------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b)

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

        Section 8   -   Other Events

        Item 8.01       Other Events.
                        -------------


         Pooling & Servicing Agreement
         -----------------------------

                  CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of September 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Countrywide LFT LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, BNY Western Trust Company, as co-trustee, and Federal National Mortgage Association, as Guarantor of the Class 1-AV-1 Certificates, providing for the issuance of the Company's Asset-Backed Certificates, Series 2004-10 (the "Certificates"). The Certificates were issued on September 30, 2004. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Section 9     -   Financial Statements and Exhibits
Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

(a) Financial statements of businesses acquired.
    --------------------------------------------
         Not applicable.


(b) Pro forma financial information.
    --------------------------------
         Not applicable.


(c) Exhibits.

         Exhibit No.       Description
         -----------       -----------

                99.1 Pooling and Servicing Agreement dated as of September 1, 2004 .

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWABS, INC.



                                                   By: /s/ Leon Daniels, Jr.
                                                       -----------------
                                                       Name:  Leon Daniels, Jr.
                                                       Title:  Vice President


Dated:  January 28, 2005

                                 EXHIBIT INDEX



Exhibit No.                                 Description
-----------                                 -----------

99.1                                        Pooling and Servicing Agreement.